UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

MIDDLEFIELD BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

15985 East High Street, Middlefield, Ohio 44062 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2022, Middlefield Banc Corp. (the “Company”), Liberty Bancshares, Inc. (“Liberty”), and MBCN Merger Subsidiary, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Liberty will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger. Promptly following the consummation of the Merger, it is expected that Merger Sub will be dissolved and liquidated and Liberty National Bank (“Liberty Bank”), the banking subsidiary of Liberty, will merge with and into The Middlefield Banking Company (“Middlefield Bank”), the banking subsidiary of the Company (the “Bank Merger”). Middlefield Bank will be the surviving bank in the Bank Merger (the “Surviving Bank”).

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the voting common stock, $1.25 par value per share, and each share of non-voting common stock, no par value, of Liberty (the “Liberty Common Stock”) issued and outstanding immediately prior to the Effective Time, will be converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive, without interest, 2.752 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of the common stock, no par value per share, of the Company (the “Company Common Stock”). The Merger Agreement provides that an outstanding and unexercised warrant issued to Castle Creek Partners VI, LP (“Castle Creek”) to purchase shares of Liberty convertible perpetual preferred stock, Series A shall be canceled and converted into the right to receive the Merger Consideration.

The Merger Agreement provides that the Company shall offer employment to Ronald L. Zimmerly, the current President and Chief Executive Officer of Liberty and Liberty Bank, to serve as President of the Company and Middlefield Bank, on the terms and conditions set forth in the term sheet that are included as Exhibit B to the Merger Agreement. Mr. Zimmerly’s appointment to President of the Company is subject to shareholder approval of amendments to the Company’s Regulations to approve a new senior officer position of Chief Executive Officer and to revise the description of the duties of the Company’s President. Assuming shareholder approval of the amendments to the Company’s Code of Regulations, which will be presented at the Company shareholder meeting to approve the Merger, Mr. Zimmerly will be appointed President of the Company and Middlefield Bank at the Effective Time. The Merger Agreement provides that the Company shall appoint Mr. Zimmerly to the additional position of Chief Executive Officer of the Company and Middlefield Bank by January 1, 2024, unless Middlefield’s Board of Directors expressly determines otherwise by affirmative vote of at least 80% of Middlefield’s directors exclusive of Ronald L. Zimmerly acting as a director.

In addition, the Merger Agreement provides that the Company shall take such action promptly after the Effective Time to increase the number of directors of the Company’s board of directors by three and to appoint Ronald L. Zimmerly, Spencer T. Cohn, and Liberty’s Chairman of the Board Mark R. Watkins to serve as directors of the Company immediately after the Effective Time.

The Merger Agreement contains customary (a) representations and warranties of Liberty and the Company, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements and compliance with applicable laws, (b) covenants of Liberty and the Company to conduct their respective businesses in the ordinary course until the Effective Time and (c) covenants of Liberty and the Company not to take certain actions prior to the Effective Time. Liberty also has agreed that neither it nor its representatives will (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions, or approve, endorse or recommend, or take other actions relating to, an alternative business combination transaction.

Consummation of the Merger is subject to certain conditions, including, among others: (a) the approval of the Merger by the shareholders of Liberty and the Company; (b) the approval for listing on the Nasdaq Stock Market, subject to official notice of issuance, of the Company Common Stock to be issued in the Merger; (c) the effectiveness of the Registration Statement on Form S-4 to be filed by the Company with the Securities and Exchange Commission (the “SEC”) to register the Company Common Stock to be issued to the shareholders of Liberty in the Merger; (d) the absence of any injunctions or other legal restraints preventing or rendering illegal the transactions contemplated by the Merger Agreement; (e) the receipt of regulatory and other governmental approvals required to consummate the Merger and the Bank Merger and the expiration of applicable waiting periods; (f) the accuracy of specified representations and warranties of each party; and (g) the receipt by each party of an opinion from its legal counsel to the effect that the Merger will qualify as a “reorganization” for U.S. federal income tax purposes. Subject to these conditions and the other conditions set forth in the Merger Agreement, the Merger is expected to close in the fourth quarter of 2022.

The Merger Agreement contains certain termination rights for each of Liberty and the Company, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: (a) the mutual written consent of the Company and Liberty authorized by the boards of directors of the Company and Liberty; (b) a final, non-appealable denial of required regulatory approvals; (c) the Merger has not been completed on or before May 31, 2023; (d) a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; (e) the failure of the board of directors of Liberty to recommend the Merger to its shareholders or a change in the recommendation by the board of directors of Liberty; (f) the entry by Liberty during the term of the Merger Agreement into an acquisition agreement with a third party or the acceptance by Liberty’s board of directors of a “Superior Proposal,” as defined in the Merger Agreement; (g) the failure of the shareholders of Liberty or the Company to approve the Merger by the requisite vote or (h) a decline below a certain level as specified in the Merger Agreement in the average closing price of Company Common Stock as reported on the Nasdaq Stock Market for the twenty consecutive trading days immediately preceding the tenth calendar day prior to the Effective Time. If the Merger Agreement is terminated under certain conditions, Liberty has agreed to pay to the Company a termination fee of $2.7 million.

In connection with the execution of the Merger Agreement, directors of the Company and directors of Liberty have entered into substantially identical voting agreements with the Company pursuant to which such directors and executive officers have agreed, among other things, to vote their respective shares of Company Common Stock and Liberty Common Stock in favor of the approval of the Merger Agreement and the transactions contemplated thereby. The form of voting agreements for directors and officers of Liberty and the Company are included as Exhibit C and Exhibit E, respectively, to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Concurrently with the execution of the Merger Agreement, Castle Creek has entered into a separate Voting and Shareholder Agreement with the Company, pursuant to which Castle Creek has agreed, subject to the terms set forth therein, to vote its shares of Liberty Common Stock in favor of the Merger and related matters, and to become subject to certain transfer restrictions with respect to its holdings of Liberty securities. In addition, following the Closing, upon the written request of Castle Creek, the Company will promptly cause any individual designated by Castle Creek (the “Board Representative”) to be elected or appointed to the boards of directors of the Company and Middlefield Bank, subject to satisfaction of all legal and regulatory requirements. Pursuant to the Voting and Shareholder Agreement, the Company will use reasonable best efforts at the next annual meeting of the Company’s shareholders to cause the election of the Board Representative to the Company’s board of directors, including, without limitation, by recommending to the Company’s shareholders the election of the Board Representative. Subject to consummation of the Merger, Spencer T. Cohn will be Castle Creek’s initial Board Representative on the Company’s board of directors. So long as Castle Creek, together with its affiliates, owns in the aggregate at least 4.9% of the Company Common Stock then outstanding (the “Minimum Ownership Interest”), the Company will use its reasonable best efforts to have the Board Representative elected as a director of the Company at the Company’s annual meetings of shareholders, and shall solicit proxies for the Board Representative to the same extent as it does for any of the Company’s other nominees to the Board. The Voting and Shareholder Agreement provides Castle Creek with certain board observation rights for any period during which Castle Creek and its affiliates in the aggregate have a Minimum Ownership Interest and do not have a Board Representative currently serving on the Company or Middlefield Bank board of directors. In that event, the Company shall invite a person designated by Castle Creek, subject to satisfaction of all legal and regulatory requirements, to attend meetings of the Company or Middlefield Bank board of directors, as applicable, in a nonvoting, nonparticipating observer capacity. If Castle Creek no longer has a Minimum Ownership Interest, Castle Creek will have no further right under the Voting and Shareholder Agreement to representation on the Company or Middlefield Bank board of directors and, at the written request of the Company, Castle Creek shall use commercially reasonable efforts to cause the Board Representative to resign from the Company and Middlefield Bank boards of directors as promptly as possible thereafter. The Voting and Shareholder Agreement terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances. The foregoing description of the Castle Creek Voting and Shareholder Agreement is not complete and is qualified in its entirety by reference to the full text of the Voting and Shareholder Agreement, which is filed as Exhibit D to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Merger Agreement description is not intended to provide any other information about the Company, Liberty or their respective subsidiaries and affiliates. The covenants, representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and, in the case of representations and warranties, as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Merger Agreement and generally were for the benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Liberty or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Liberty.

Important Additional Information About the Merger.

In connection with the proposed merger, the Company intends to file a registration statement on Form S-4 with the SEC to register the shares of the Company’s common stock that will be issued to Liberty shareholders in connection with the merger. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger, which will be sent to the shareholders of Liberty and the Company seeking their approval of the proposed merger.

SHAREHOLDERS OF LIBERTY, COMPANY SHAREHOLDERS, AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LIBERTY, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE MERGER, AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.middlefieldbank.com or may be obtained from the Company by written request to Middlefield Banc Corp., 15985 East High Street, Middlefield, Ohio 44062, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Liberty and other persons may be deemed to be participants in the solicitation of proxies from Liberty shareholders and Company shareholders with respect to the Merger. Information regarding the directors and executive officers of the Company is available in the Company’s proxy statement filed with the SEC on April 5, 2022. Information regarding the directors and executive officers of Liberty, which is a private company, and other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus to be included in the Form S-4 Registration Statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of historical fact, but rather statements based on the Company’s current expectations, beliefs and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, its intended results and future performance, the economy and other future conditions. Forward-looking statements are preceded by terms such as “will,” “would,” “should,” “could,” “may,” “expect,” “estimate,” “believe,” “anticipate,” “intend,” “plan” “project,” or variations of these words, or similar expressions.

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company’s failure to integrate Liberty and Liberty Bank in accordance with expectations; deviations from performance expectations related to Liberty and Liberty Bank; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or Liberty or on the Company or Liberty’s behalf. Middlefield and Liberty disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Additional factors which could affect future results of the Company can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov.

Item 9.01(d)	Exhibits.

2.1	Agreement and Plan of Merger by and among Middlefield Banc Corp., MBCN Merger Subsidiary, LLC and Liberty Bancshares, Inc., dated May 26, 2022 (filed herewith) (as provided in Item 601(b)(2) of Regulation S-K, schedules are omitted; a copy of any omitted schedule will be furnished supplementally to the SEC upon request)

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 27, 2022	By:	/s/ James R. Heslop, II
James R. Heslop, II
President and CEO